Description of Business and Summary of Significant Accounting Policies	12 Months Ended
Feb. 01, 2015
Accounting Policies [Abstract]
Description of Business and Summary of Significant Accounting Policies

Note 1: Description of Business and Summary of Significant Accounting Policies

Description of business and basis of presentation—Dave & Buster’s Entertainment, Inc. (“D&B Entertainment”), is a Delaware corporation headquartered in Dallas, Texas. As of February 1, 2015, Oak Hill Capital Partners III, L.P. and Oak Hill Capital Management Partners, III, L.P. (collectively, the “Oak Hill Funds”) beneficially owned approximately 79.2% of the Company’s outstanding stock.

D&B Entertainment owns no significant assets or operations other than the ownership of all the common stock of Dave & Buster’s Holdings, Inc. (“D&B Holdings”). D&B Holdings owns no significant assets or operations other than the ownership of all the common stock of Dave & Buster’s, Inc. (“D&B Inc”) References to the “Company”, “we”, “us”, and “our” refers to D&B Entertainment and its subsidiaries and any predecessor companies. All material intercompany accounts and transactions have been eliminated in consolidation. The Company’s activities are conducted through D&B Inc. D&B Inc owns and operates high-volume venues in North America that combine dining and entertainment for both adults and families.

On October 9, 2014, we amended our certificate of incorporation to increase our authorized share count to 450,000,000 shares of stock, including 400,000,000 shares of common stock and 50,000,000 shares of preferred stock, each with a par value $0.01 per share and to split our common stock 224.9835679 for 1. On October 16, 2014, we amended and restated our certificate of incorporation in its entirety.

On October 9, 2014, we completed our initial public offering of 5,882,353 shares of common stock at a price to the public of $16.00 per share. On October 10, 2014, the Company’s common stock began trading on the NASDAQ Global Market (“NASDAQ”) under the ticker symbol “PLAY”. We had granted the underwriters an option for a period of 30 days to purchase an additional 882,352 shares of our common stock which was exercised in full on October 21, 2014. After underwriting discounts and commissions and offering expenses, we received net proceeds from the initial public offering (the “IPO”) of approximately $98,573. We used these proceeds to prepay a portion of the principal amount of term loan debt outstanding under the new senior secured credit facility.

On February 5, 2015, subsequent to our fiscal 2014 year end, we completed a follow-on offering of 6,600,000 shares of our common stock at a price of $29.50 per share. We granted the underwriters an option to purchase an additional 990,000 shares of our common stock which was exercised in full on February 20, 2015. All of these shares were offered by the selling stockholders. In connection with the offering, 300,151 options were exercised at a weighted average price of $4.49. We issued new shares in satisfaction of this exercise. We received $1,346 upon the exercise of options which were sold as part of this offering.

We operate our business as one operating and one reportable segment. Our one industry segment is the operation and licensing of high-volume entertainment and dining venues under the names “Dave & Buster’s” and “Dave & Buster’s Grand Sports Café”. We operate on a 52 or 53 week fiscal year that ends on the Sunday after the Saturday closest to January 31. Each quarterly period has 13 weeks, except for a 53 week year when the fourth quarter has 14 weeks. Our fiscal years ended February 1, 2015 and February 2, 2014, both consist of 52 weeks. Our fiscal year ended February 3, 2013 consists of 53 weeks.

The accompanying audited financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States as prescribed by the Securities and Exchange Commission. All dollar amounts are presented in thousands, unless otherwise noted, except share and per share amounts.

During fiscal 2014, we opened eight new stores. As of February 1, 2015, there were 73 stores in the United States and Canada. On August 12, 2014, we permanently closed our location in Kensington/Bethesda, Maryland (“Bethesda”). Revenues for our Bethesda store were $5,416 and $12,036 in fiscal 2014 and fiscal 2013, respectively. Operating income for the store was $823 for fiscal 2014 and $2,896 for fiscal 2013. Included in our fiscal 2014 store count is our location in Farmingdale (Long Island), New York (“Farmingdale”) which closed on February 8, 2015 due to the expiration of our lease. All our fixed assets from the Farmingdale store were either fully depreciated as of the end of the lease term or were transferred to other locations. With past store closures, we have experienced customer migration to stores within the same market. We currently have two other stores in the Long Island market.

Reclassifications—All share and per-share data herein have been retroactively adjusted to reflect the 224.9835679 for 1 stock split as though it had occurred prior to the earliest data presented. One reclassification has been made to the fiscal year 2013 Consolidated Balance Sheets to conform to the fiscal year 2014 presentation. We reclassified $333 of Paid-in capital as of January 29, 2012, February 3, 2013 and February 2, 2014, to Common stock to affect the 224.9835679 for 1 stock split.

Related party transaction—Funds managed by Oak Hill Advisors, L.P. (the “OHA Funds”) comprise one of the creditors participating in the term loan portion of our new senior secured credit facility. As of February 1, 2015, the OHA Funds held approximately 8.3% or $35,626 of our total term loan obligation. Oak Hill Advisors, L.P. is an independent investment firm that is not an affiliate of the Oak Hill Funds and is not under common control with the Oak Hill Funds. Certain employees of the Oak Hill Funds, in their individual capacities, have passive investments in Oak Hill Advisors, L.P. and/or the funds it manages.

As of February 1, 2015, Oak Hill Funds beneficially owned approximately 79.2% of our outstanding stock and certain members of our Board of Directors and our management beneficially owned approximately 3.7% of our outstanding stock. The remaining 17.1% was owned by the public. Subsequent to the follow-on offering transactions, the Oak Hill Funds beneficially own approximately 62.1% of our outstanding stock and certain members of our Board of Directors and our management beneficially own approximately 2.2% of our outstanding stock. The remaining 35.7% is owned by the public. The Oak Hill Funds continue to own a majority of the voting power of our outstanding common stock. As a result, we are a “controlled company” within the meaning of the corporate governance standards of NASDAQ.

We have an expense reimbursement agreement with Oak Hill Capital Management, LLC (“Oak Hill Capital”), which provides for the reimbursement of certain costs and expenses. We made payments to Oak Hill Capital of $41, $115 and $76 during fiscal 2014, 2013 and 2012, respectively. We paid compensation of $155, $235 and $235 in fiscal 2014, 2013 and 2012, respectively, to David Jones who serves as a senior advisor to the Oak Hill Funds, and Alan Lacy, who served as a senior advisor to the Oak Hill Funds until December 2014.

Seasonality—Our revenues and operations are influenced by seasonal shifts in consumer spending. Revenues associated with spring and year-end holidays during our first and fourth quarters have historically been higher as compared to the other quarters and will continue to be susceptible to the impact of severe spring and winter weather on customer traffic and sales during those periods. Our third quarter, which encompasses the back-to-school fall season, has historically had lower revenues as compared to the other quarters.

Use of estimates—The preparation of financial statements in conformity with GAAP requires us to make certain estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The Company’s significant estimates include estimates for impairment of goodwill, useful lives of property and equipment, fair value of equity-based compensation, self-insurance reserves, deferred revenue on our Power Cards and gift cards, reserve for outstanding tickets and deferred tax valuation allowances.

Cash and cash equivalents—We consider transaction settlements in process from credit card companies and all highly liquid temporary investments with original maturities of three months or less to be cash equivalents.

Concentration of credit risk—Financial instruments which potentially subject us to a concentration of credit risk are cash and cash equivalents. We currently maintain our day-to-day operating cash balances with major financial institutions. At times, our operating cash balances may be in excess of the Federal Deposit Insurance Corporation (“FDIC”) insurance limit. From time to time, we invest temporary excess cash in overnight investments with expected minimal volatility, such as money market funds. Although we maintain balances that exceed the FDIC insured limit, we have not experienced any losses related to this balance, and we believe credit risk to be minimal.

Inventories—Inventories of food, beverages, merchandise and other supplies needed for our food service and amusement operations are stated at the lower of cost or market determined on a first-in, first-out method.

Deferred tax assets—A deferred income tax asset or liability is established for the expected future consequences resulting from temporary differences in the financial reporting and tax basis of assets and liabilities. As of February 1, 2015, we had recorded $931 as a valuation allowance against a portion of our deferred tax assets. The valuation allowance was established in accordance with accounting guidance for income taxes. If we generate taxable income in future periods or if the facts and circumstances on which our estimates and assumptions are based were to change, thereby impacting the likelihood of realizing the deferred tax assets, judgment would have to be applied in determining the amount of valuation allowance no longer required or if an addition to the allowance would be required.

Property and equipment—Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is charged to operations using the straight-line method over the assets’ estimated useful lives, which are as follows:

ESTIMATED DEPRECIABLE LIVES (IN YEARS)
Buildings and building improvements	Shorter of 40 or expected ground lease term
Leasehold improvements	Shorter of 20 or expected lease term
Furniture, fixtures and equipment	3-10
Games	5-20

Expenditures that substantially increase the useful lives of the property and equipment are capitalized, whereas costs incurred to maintain the appearance and functionality of such assets are charged to repair and maintenance expense. Interest costs and other site specific costs incurred during construction are capitalized and depreciated based on the estimated useful life of the underlying asset.

We review our property and equipment annually, on a store-by-store basis to determine whether facts or circumstances exist that may indicate the carrying values of these long-lived assets are impaired. We compare store-level undiscounted operating cash flows (which exclude interest, general and administrative and other allocated expenses) to the carrying amount of property and equipment allocated to each store. If the expected future cash flows are less than the asset carrying amount (an indication that the carrying amount may not be recoverable), we may recognize an impairment loss. Any impairment loss recognized equals the amount by which the asset carrying amount exceeds its fair value. No impairment charges were recognized in fiscal years 2014, 2013 or 2012.

Goodwill and other intangible assets—In accordance with accounting guidance for goodwill and other intangible assets, goodwill and indefinite lived intangibles, such as tradenames, are not amortized, but are reviewed for impairment at least annually. We perform step one of the impairment test in our fourth quarter unless circumstances require this analysis to be completed sooner. Step one of the impairment test is based upon a comparison of the carrying value of our net assets, including goodwill balances, to the fair value of our net assets. The fair value of our net assets, including goodwill are estimated using a combination of market earnings multiples and discounted cash flow methodologies. Key assumptions used in our testing include future store openings, revenue growth, operating expenses and discount rate. Estimates of revenue growth and operating expenses are based on internal projections considering our past performance and forecasted growth, market economics and the business environment impacting our Company’s performance. Discount rates are determined by using a weighted average cost of capital (“WACC”). The WACC considers market and industry data as well as Company-specific risk factors. These estimates are highly subjective judgments and can be significantly impacted by changes in the business or economic conditions. Our estimates used in the income approach are consistent with the plans and estimates used to manage operations. We evaluate all methods to ensure reasonably consistent results. Based on the completion of the step one test, we determined that goodwill was not impaired.

The evaluation of the carrying amount of other intangible assets with indefinite lives is made at least annually by comparing the carrying amount of these assets to their estimated fair value. The estimated fair value is generally determined on the basis of discounted future cash flows. If the estimated fair value is less than the carrying amount of the other intangible assets with indefinite lives, then an impairment charge is recorded to reduce the asset to its estimated fair value.

Based on our analysis, we determined that our intangible assets with an indefinite life, our tradename, was not impaired.

We have developed and acquired certain trademarks that are utilized in our business and have been determined to have finite lives. We also have intangible assets related to our non-compete agreements and customer relationships. These intangible assets are included in “Other assets and deferred charges” on the Consolidated Balance Sheets and are amortized over their useful lives.

Deferred debt issuance costs—The Company capitalizes costs incurred in connection with borrowings or establishment of credit facilities. These costs are included in “Other assets and deferred charges” in the Consolidated Balance Sheets, and are amortized as an adjustment to interest expense over the life of the borrowing or life of the credit facility. In the case of early debt principal repayments, the Company adjusts the value of the corresponding deferred financing costs with a charge to interest expense, and similarly adjusts the future amortization expense. The following table details amounts relating to those assets:

	FISCAL YEAR ENDED FEBRUARY 1, 2015	FISCAL YEAR ENDED FEBRUARY 2, 2014	FISCAL YEAR ENDED FEBRUARY 3, 2013
Balance at beginning of period	$7,954	$10,076	$12,735
New debt issuance payments	8,212	—	—
Write off of unamortized debt issuance cost—refinancing	(6,559)	—	—
Additional deferred financing costs	—	726	—
Write off of unamortized debt issuance cost—early prepayment	(1,347)	—	—
Amortization during period	(2,074)	(2,848)	(2,659)

Balance at end of period	$6,186	$7,954	$10,076

Self-insurance accruals—We are self-insured for certain losses related to workers’ compensation claims, general liability matters and our Company sponsored employee health insurance programs. We estimate the accrued liabilities for our self-insurance programs using historical claims experience and loss reserves, assisted by independent third-party actuaries. To limit our exposure to losses, we maintain stop-loss coverage through third-party insurers.

Fair value disclosures—Fair value is defined as the price that we would receive to sell an asset or pay to transfer a liability (an exit price) in an orderly transaction between market participants on the measurement date. In determining fair value, GAAP establishes a three-level hierarchy used in measuring fair value, as follows:

■	Level 1 inputs are quoted prices available for identical assets and liabilities in active markets.

■	Level 2 inputs are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets and liabilities in active markets or other inputs that are observable or can be corroborated by observable market data.

■	Level 3 inputs are less observable and reflect our own assumptions.

Our financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable, and our senior secured credit facility. The carrying amount of cash and cash equivalents, accounts receivable and accounts payable approximates fair value because of their short maturities. We believe that the carrying amount of our term credit facility approximates its fair value because the interest rates are adjusted regularly based on current market conditions.

We may adjust the carrying amount of certain nonfinancial assets to fair value on a non-recurring basis when they are impaired. No such adjustments were made in fiscal year 2014, 2013 or 2012.

Comprehensive income (loss)—Comprehensive income (loss) is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. In addition to net income, unrealized foreign currency translation gain (loss) is included in comprehensive income (loss). Unrealized translation loss for fiscal 2014 was $479. Unrealized translation loss for fiscal 2013 was $419 and unrealized translation gain for fiscal 2012 was $15.

Foreign currency translation—The consolidated financial statements are presented in US dollars, which is our functional and reporting currency. The financial statements related to the operations of our Toronto store are prepared in Canadian dollars. Income statement amounts are translated at average exchange rates for each period, while the assets and liabilities are translated at year-end exchange rates. Translation adjustments for assets and liabilities are included in stockholder’s equity as a component of comprehensive income (loss).

Share-based expense—The expense associated with share-based equity awards granted as more fully described in Note 9 has been calculated as required by current accounting standards related to stock compensation. The grant date fair values of the options granted in 2014, 2013 and 2012 have been determined based on the option pricing method prescribed in AICPA Practice Aid, Valuation of privately-Held-Company Equity Securities Issued as Compensation. The expected term of the options were based on the weighted average of anticipated exercise dates. Since we did not have publicly traded equity securities prior to our IPO, the volatility of our options has been estimated using peer group volatility information. The risk-free interest rate was based on the implied yield on U.S. Treasury zero-coupon issues with a remaining term equivalent to the expected term. The significant assumptions used in determining the underlying fair value of the weighted-average options granted in fiscal 2014, 2013 and 2012 were as follows:

	2014 STOCK INCENTIVE PLAN	2010 STOCK INCENTIVE PLAN
	FISCAL 2014	FISCAL 2013		FISCAL 2012
	SERVICE BASED	SERVICE BASED	PERFORMANCE BASED	SERVICE BASED	PERFORMANCE BASED
Volatility	51.3%	48.2%	47.0%	44.7%	50.0%
Risk free interest rate	1.96%	1.15%	1.06%	0.78%	0.33%
Expected dividend yield	0.00%	0.00%	0.00%	0.00%	0.00%
Expected term—in years	6.8	6.5	6.5	4.9	3.0
Weighted average calculated value	$8.45	$4.72	$4.16	$2.43	$2.25

The options granted in fiscal 2014 were issued pursuant to the terms of the 2014 Omnibus Incentive Plan (“2014 Stock Incentive Plan”). The options granted in fiscal years 2013 and 2012 have been issued pursuant to the terms of the Dave & Buster’s Entertainment, Inc. 2010 Management Incentive Plan (“2010 Stock Incentive Plan “). See future discussion of these plans in Note 9: Equity-based Compensation.

Revenue recognition—Food and beverage revenues are recorded at point of service. Amusement revenues consist primarily of game play credits on Power Cards purchased and used by customers to activate most of the video and redemption games in our midway. Amusement revenues are primarily recognized upon utilization of these game play credits. We have recognized a liability for the estimated amount of unused game play credits which we believe our customers will utilize in the future based on credits remaining on Power Cards, historic utilization patterns and revenue per game play credit sold.

Amusements costs of products—Certain midway games allow customers to earn coupons, which may be redeemed for prizes. The cost of these prizes is included in the cost of amusement products and is generally recorded when coupons are utilized by the customer by redeeming the coupons for a prize in our “Winner’s Circle”. Customers may also store the coupon value on a Power Card for future redemption. We have accrued a liability for the estimated amount of outstanding coupons that we believe will be redeemed in subsequent periods based on coupons outstanding, historic redemption patterns and the estimated redemption cost of products per coupon.

Advertising costs—Advertising costs are recorded as an expense in the period in which we incur the costs or the first time the advertising takes place. Advertising costs expensed were $29,144, $27,475 and $28,502 in fiscal years 2014, 2013 and 2012, respectively. Advertising costs are included in “Other store operating expenses” in the Consolidated Statements of Comprehensive Income.

Lease accounting—Rent expense is recorded on a straight-line basis over the lease term. The lease term commences on the date when we take possession and have the right to control the use of the leased premises. The lease term includes the initial non-cancelable lease term plus any periods covered by renewal options that we consider reasonably assured of exercising. Certain leases contain annual escalation clauses based on fixed escalation terms. The excess of cumulative rent expense, as determined on a straight-line basis, over cumulative rent payments made on leases with fixed escalation terms is recognized as “Deferred occupancy costs” in the Consolidated Balance Sheets. Also included in “Deferred occupancy costs” are construction allowances we receive from the lessor to reimburse us for the cost of leasehold improvements. The amortization related to these allowances is recorded as a reduction to rent expense over the term of the lease.

Additionally, certain of our operating leases contain clauses that provide additional contingent rent based on a percentage of sales greater than certain specified target amounts. We recognize contingent rent expense provided the achievement of that target is considered probable.

We had construction allowance receivables of $6,839 and $5,677 as of February 1, 2015 and February 2, 2014, respectively, related to our new store openings. Such balances are included in “Other current assets” in the Company’s Consolidated Balance Sheets. All receivable amounts are expected to be collected.

Pre-opening costs—Pre-opening costs include costs associated with the opening and organizing of new stores, including the cost of feasibility studies, pre-opening rent, training and recruiting and travel costs for employees engaged in such pre-opening activities. All pre-opening costs are expensed as incurred.

Income taxes—We file consolidated returns with all our domestic subsidiaries. We use the asset/liability method for recording income taxes, which recognizes the amount of current and deferred taxes payable or refundable at the date of the financial statements as a result of all events that are recognized in the financial statements and as measured by the provisions of enacted tax laws. We also recognize liabilities for uncertain income tax positions for those items that meet the “more likely than not” threshold.

The calculation of tax liabilities involves significant judgment and evaluation of uncertainties in the interpretation of federal and state tax regulations. As a result, we have established accruals for taxes that may become payable in future years as a result of audits by tax authorities. Tax accruals are reviewed regularly pursuant to accounting guidance for uncertainty in income taxes. Tax accruals are adjusted as events occur that affect the potential liability for taxes such as the expiration of statutes of limitations, conclusion of tax audits, identification of additional exposure based on current calculations, identification of new issues, or the issuance of statutory or administrative guidance or rendering of a court decision affecting a particular issue. Accordingly, we may experience significant changes in tax accruals in the future, if or when such events occur.

As of February 1, 2015, we have accrued approximately $905 of unrecognized tax benefits, including approximately $338 of penalties and interest. During fiscal 2014, we recognized approximately $90 of tax benefits and an additional $48 of benefits related to penalties and interest based upon lapsing of time and settlement with taxing jurisdictions. Future recognition of potential interest or penalties, if any, will be recorded as a component of income tax expense. Because of the impact of deferred income tax accounting, $439 of unrecognized tax benefits, if recognized, would impact the effective tax rate.

Recent accounting pronouncements—In February 2015, the Financial Accounting Standards board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-02, “Consolidation: Amendment to the Consolidation Analysis.” This revised standard improves targeted areas of the consolidation guidance and reduces the number of consolidation models. This update is effective for annual and interim periods in fiscal years beginning after December 15, 2015, with early adoption permitted. We do not expect the adoption of ASU 2015-02 to have a material impact on our consolidated financial position or results of operations.

In August 2014, the FASB issued ASU No. 2014-15, “Presentation of Financial Statements — Going Concern: Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern”, which requires the Company’s management to evaluate whether there is substantial doubt about the Company’s ability to continue as a going concern. This update is effective for the annual period after December 15, 2016, and for annual and interim periods thereafter. We do not expect the adoption of ASU 2014-15 to have a material impact on our consolidated financial position or results of operations.

In May 2014, the FASB issued guidance in ASU No. 2014-09, outlining a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers. This guidance requires an entity to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. Additionally, this guidance expands related disclosure requirements. This guidance is effective for reporting periods beginning after December 15, 2016. We are currently evaluating the impact this guidance will have on our consolidated financial position and results of operations.